Day Hagan Tactical Dividend Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

(the “Fund”)

July 25, 2018

The information in this Supplement amends certain information contained in the Prospectus and Summary Prospectus for the Fund, each dated November 1, 2017.

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The section of the Fund’s Prospectus entitled “Fund Summary-Day Hagan Tactical Dividend Fund – Fees and Expenses of the Fund” is hereby replaced in its entirety with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net assets)	1.00%	None	None
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses[1]	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.64%	2.39%	1.39%
Fee Waivers/Expense Reimbursement[2,3]	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waivers/ Expense Reimbursement[3]	1.60%	2.35%	1.35%

1 The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 Pursuant to the expense limitation agreement, the Advisor contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.55%, 2.30%, and 1.30% for Class A, Class C, and Class I, respectively subject to possible recoupment by the Advisor from the Fund  in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. This agreement will continue in effect until at least October 31, 2019.

3 Restated to reflect the expense limitation currently in effect.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for fee waivers and/or expense reimbursements reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$728	$238	$137
3	$1,059	$742	$436
5	$1,412	$1,272	$757
10	$2,404	$2,723	$1,665

The following replaces the third sentence under the section of the Fund’s Prospectus entitled “Management of the Funds – Advisory Fees”:

“The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain a Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.55%, 2.30%, and 1.30% for Class A, Class C, and Class I through October 31, 2019 for the Tactical Dividend Fund.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 877-329-4246 (877-DAY-HAGN) or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

Day Hagan Tactical Dividend Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

(the “Fund”)

July 25, 2018

The information in this Supplement amends certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2017 and should be read in conjunction with such SAI.

______________________________________________________________________________

The sixth paragraph contained under the section of the Fund’s SAI entitled “ADVISOR”: is hereby replaced with the following:

“The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain a Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.55%, 2.30%, and 1.30% for Class A, Class C, and Class I through October 31, 2019 for the Tactical Dividend Fund. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limits in place at the time of recoupment and the repayment is approved by the Board of Trustees.”

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 877-329-4246 (877-DAY-HAGN) or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.